Related party transactions	12 Months Ended
Jan. 31, 2019
Disclosure of transactions between related parties [abstract]
Related party transactions
Related party transactions

Professor Stephen Davies, a non-executive director who resigned in September 2018, is a member of the board of directors of Oxford University Innovation Limited. During the year, £nil (2018: £24,000) was charged by Oxford University Innovation Limited in connection with payments due in respect of the strategic alliance between the Group and Oxford University that was entered into in November 2013. Of this amount, £nil was outstanding at the year end (2018: £12,000).
See Note 7 ‘Directors and employees’ for details of key management emoluments.